SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) March 29, 2001
                                                         ---------------


--------------------------------------------------------------------------------

                            Empire of Carolina, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         1-7909                                           13-2999480
  ----------------------                       ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


          4731 West Atlantic Avenue, Suite B-1, Delray Beach, FL 33445
          ------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (561) 498-4000
                                                   -----------------------------



                    5150 Linton Blvd., Delray Beach, FL 33484
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events
                  ------------

                  The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 was due to be filed on or before March 31, 2001; however, the Company was unable to file, without unreasonable effort and expense, the required Annual Report on Form 10-K. On March 29, 2001, the Company submitted a no action request to the Commission requesting that its Exchange Act periodic reporting obligations be modified effective as of March 31, 2001, the date upon which the filing of the Company's Form 10-K was required. A copy of the no action request is filed herewith as Exhibit 99.1.

                  The Company filed for reorganization under Chapter 11 on November 17, 2000 and has continued operations on a debtor-in-possession basis. In lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K pursuant to Section 13 of the Exchange Act, the Company proposes to file with the Commission, under cover of Current Reports on Form 8-K, copies of the monthly consolidated financial reports and other reporting that it and its subsidiaries are required to file, as debtors-in-possession, with the Bankruptcy Court pursuant to Bankruptcy Rule 2015 and other Orders of the Court entered during the Bankruptcy Case.

Item 7.           Financial Statements, Pro Forma Financials and Exhibits
                  -------------------------------------------------------

(c)  Exhibits

      Exhibit
      Number                          Description
      ------         -------------------------------------------------------
       99.1          No Action Request Letter dated March 29, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    EMPIRE OF CAROLINA, INC.

                                    By: /s/James J. Pinto
                                        ----------------------------------------
                                           James J. Pinto
Dated:  April 4, 2001.                     Director and Acting Executive Officer

                                 March 29, 2001

Office of the Chief Counsel
Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, S.W.
Washington, D.C.  20549

                                No Action Request
                     Sections 12(h), 13(a), and 15(d) of the
                     Securities Exchange of 1934, as amended


         Re: In re Empire of Carolina, Inc. and Empire Industries, Inc., Debtors, Chapter 11 Case Nos. 00-35179 and 00-35180-BKC-PGH (Jointly Administered) (the "Bankruptcy Case")


Ladies and Gentlemen:

                  On behalf of Empire of Carolina, Inc., a Delaware corporation (the "Company") and a debtor-in-possession operating pursuant to Title 11 of the United States Code (the "Bankruptcy Code") before the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court"), we respectfully request relief from the Securities and Exchange Commission (the "Commission") pursuant to Section 12(h) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), exempting the Company, during the pendency of the Bankruptcy Case (as referenced above), from compliance with the periodic reporting requirements of Sections 13(a) and 15(d) of the Exchange Act. Alternatively, we hereby request confirmation from the Division of Corporation Finance of the Commission (the "Division") that it will neither object nor recommend to the Commission any enforcement action if, during the pendency of the Company's bankruptcy case, it suspends or modifies its obligation to comply with the periodic reporting requirements of Sections 13(a) and 15(d) of the Exchange Act, based on the facts and circumstances described below.

                  According to Exchange Act Release No. 34-9660, promulgated by the Commission on June 30, 1972 (the "Release"), and as articulated in previously published no-action positions of the Division, in lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K pursuant to Section 13 of the Exchange Act, the Company proposes to file with the Commission, under cover of Current Reports on Form 8-K, copies of the monthly consolidated financial reports and other reporting that it and its subsidiaries are required to file, as debtors-in-possession, with the Bankruptcy Court pursuant to Bankruptcy Rule 2015 and other Orders of the Court entered during the Bankruptcy Case.

                  The Company's annual report on Form 10-K for the fiscal year ended December 31, 2000 is due to be filed on or before March 31, 2001. The Company is unable to file, without unreasonable effort and expense, the required Annual Report on Form 10-K. The Company is hereby requesting that its Exchange Act periodic reporting obligations be modified as set forth herein effective as of March 31, 2001, the date upon which the filing of the Company's Form 10-K is required.

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 2


A.       BACKGROUND

                  The Company, through its subsidiaries, designs, develops, manufactures and markets a broad range of consumer products including children's toys.

                  On November 17, 2000, the Company and its subsidiary, Empire Industries, Inc., filed with the Bankruptcy Court voluntary petitions for protection from their creditors under Chapter 11 of the Bankruptcy Code. The cases for the Company and Empire Industries, Inc. are being jointly administered. The Company has been current in its Exchange Act reports for the 12 months prior to November 17, 2000 and has been filing 8-K's with respect to certain reportable events during the pendency of the Bankruptcy Case. Accordingly, the reporting history of the Company for the period from November 17, 1999 through February 28, 2001 is as follows:

              Date Filed                         Name of Form
              ----------                         ------------

         1.   November 17, 1000                  10-Q

         2.   March 30, 2000                     10-K

         3.   May 1, 2000                        10-K/A-1

         4.   May 2, 2000                        10-K/A-2

         5.   May 5, 2000                        Definitive Proxy Statement
                                                 (Schedule 14-A)

         6.   May 15, 2000                       10-Q

         7.   August 14, 2000                    10-Q

         8.   September 29, 2000                 8-K

         9.   November 14, 2000                  Form 12b-25 for Form 10-Q

         10.  November 20, 2000                  Form 10-Q

         11.  November 20, 2000                  8-K

         12.  January 9, 2001                    8-K

         13.  January 16, 2001                   8-K

         14.  February 2, 2001                   8-K

         15.  February 28, 2001                  8-K/A

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 3


Accordingly, the Company believes, based on the current status of all of its previous reporting efforts, the status of the Bankruptcy Case (as discussed further below) and its overall financial condition, that the relief sought herein is being requested in a timely manner and not while it is attempting to emerge from the Bankruptcy Case.

            The Company presently is managing its business as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code, and has substantially curtailed its business operations. Virtually all of the Company's cash flow is paid to its Lenders pursuant to a debtor-in-possesion financing Order of the Bankruptcy Court, and the Company is dependent upon its debtor-in-possession financing to continue its reduced operations. In addition, the Company sold a substantial portion of its interest in various operating subsidiaries on January 18, 2001 (as discussed further below).

                  At this time, the Company is evaluating all of its reorganization prospects and has made no determination that it can or will file a Plan of Reorganization pursuant to Sections 1121-1129 et seq. of the Bankruptcy Code.

                  The Company has been authorized by Bankruptcy Court Orders to do, inter alia, the following:

                  1. Pay various employee related obligations, critical and foreign vendors;

                  2. Retain various professionals (but has not received consent from its Lenders to incur the substantial expense to retain its auditors in the Bankruptcy
                           Case);

                  3. Borrow funds and use cash collateral for operations pursuant to post-petition agreements and Agreed Orders with its Lenders;

                  4. Sell all of the outstanding stock of three of its non-debtor subsidiaries, Apple Sports, Inc., Apple Golf Shoes, Inc. and Dorson Sports, Inc. (the "Apple Subsidiaries"), and that sale was closed on January 18, 2001; and

                  5. Avail itself of various forms of other relief available only under the Bankruptcy Code, including, without limitation, the rejection of certain leases and operating agreements, adoption of certain employee retention programs, and the sale of certain assets outside the ordinary course of its business.

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 4

                  The Company has authorized 60,000,000 shares of common stock, $0.10 par value ("Common Stock") and 5,000,000 shares of preferred stock, $0.01 par value ("Preferred Stock"). As of March 28, 2001, the Company had issued 21,617,839 shares of Common Stock, 1,322,487 shares of Series A convertible Preferred Stock and 1,450 shares of Series C convertible Preferred Stock.

                  The Company has taken the following steps to inform the market of its financial condition. On November 17, 2001, concurrent with the filing of its bankruptcy petition, the Company's Common Stock was suspended from trading on the American Stock Exchange, Inc. ("Amex"). The Common Stock was delisted from the Amex on January 10, 2001, because the Company was no longer able to satisfy certain Amex guidelines.

                  The following securities are registered pursuant to Section 12(b) of the Act:

                  Common Stock, par value $0.10 per share

                  Series A Preferred Stock, par value $0.01 per share

                  Common Stock Purchase Warrants, $1.375 Exercise Value

                  Each of these securities was delisted by the American Stock Exchange on January 10, 2001. There is no active trading market for any of these securities, none of which are qualified for quotation in the NASDAQ National Market System. Based upon information supplied to us by The American Stock Exchange and other sources, we have provided a schedule of the monthly trading in the common stock during the period August 2000 through November 2000 (when trading was suspended). . Because of the delisting by Amex, the Company has been unable to obtain more current trading information, although it has no reason to believe that trading has occurred since November 2000.

                  Since the date of the delisting, there has been "no trading" of the Company's securities. The following is a breakdown of the number of shares (volume) of common stock traded per month for each of the three months before and each month after the Company's bankruptcy petition filing on November 17, 2000:

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 5

Three Months Prior to Bankruptcy Filing             Number of Shares Traded
------------------------------------------------    ----------------------------

August 2000                                                      1,378,300
September 2000                                                   1,218,300
October 2000                                                       887,100
November 1-17, 2000                                                458,800


Each Month Following Bankruptcy                     Number of Shares Traded
------------------------------------------------    ----------------------------

November 18-30, 2000                                                     0
December 2000                                                            0
January 2000                                                             0
February 2001                                                            0
March 1-28, 2000                                                         0

                  To date, the Commission has been provided copies of all pleadings, notices and Orders in the Company's bankruptcy proceeding, and has informally advised bankruptcy counsel for the Company that it would continue to monitor all proceedings and events in the Bankruptcy Case.

                  In an effort to inform its security holders and the market of its deteriorating financial condition, the Company has made the following filings:

                  1. Filed a Form 8-K on November 20, 2000 regarding its bankruptcy filing, the suspension of trading on Amex; the resignation of its Chairman of the Board and appointment of new Chairman of the Board;

                  2. Filed a Form 8-K on January 9, 2001 regarding the preliminary approval by the U. S. Bankruptcy Court of sale of assets of the Apple Subsidiaries;

                  3. Filed a Form 8-K on January 16, 2001 regarding the delisting by Amex;

                  4. Filed a Form 8-K on February 2, 2001 reporting the completion of the sale of the Apple Subsidiaries;

                  5. Filed a Form 8-K/A on February 28, 2001 reporting pro forma financial information as to the sale of the Apple Subsidiaries; and

                  6. Provided Bankruptcy Court required notice of the commencement of the Bankruptcy Case to all equity security holders of record.

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 6

                  The Company timely filed its Form 8-K regarding its bankruptcy filing. The Company was required to file a Form 8-K within fifteen (15) calendar days following the filing of its bankruptcy petition. As indicated above, the Company filed its bankruptcy petition on November 17, 2000, and filed its corresponding Form 8-K regarding the bankruptcy filing on November 20, 2000.

B.       REQUESTED RELIEF

                  The Company respectfully notes that the Division previously has agreed not to recommend enforcement action with respect to suspended or modified Exchange Act reporting by issuers who are the subject of bankruptcy cases. Indeed, the Release expressly reflects the Division's position that it will accept reports which differ in form or content from the Quarterly Reports on Form 10-Q or Annual Reports on Form 10-K required by Sections 13 or 15(d) of the Exchange Act, where the issuer is subject to bankruptcy proceedings or has severely curtailed its operations and if and to the extent that the modified reporting procedure is consistent with the public interest and the protection of investors. In the Release, the Division indicated that in determining whether the modification was appropriate, it would consider the extent to which continued compliance with the periodic reporting requirements of the Exchange Act would impose burdens on the issuer.

                  The Release also refers to Section 12(h) of the Exchange Act, which generally permits the Division to exempt issuers in whole or in part from compliance with the periodic reporting requirements of the Exchange Act if certain criteria are met. The Company believes that many of the bases for granting relief under Section 12(h) are applicable here, i.e., the lack of trading activity in its securities, the delisting of the Common Stock from the Amex, the diminished scope of its business operations, the need to expend significant management time and resources, and the need for funds to formulate and implement the Company's plan of reorganization.

                  Further, the Release cites Exchange Act Rule 12b-21 as a basis for relief from the Exchange Act's periodic reporting requirements. Such Rule provides, in relevant part, that if "any required information is unknown and not reasonably available to the registrant, . . . because the obtaining thereof would involve unreasonable effort or expense, . . . the information may be omitted . . . ." In its discussion of Rule 12b-21, the Release states that "in general, an unreasonable effort or expense would result if the benefits which might be derived by the shareholders of the issuer from the filing of the information are outweighed significantly by the cost to the issuer of obtaining the information."

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 7

                  The Company respectfully believes that granting the relief requested herein is consistent with previous published no-action positions of the Division where, as here, the full reporting requirements of Section 13 or 15(d) of the Exchange Act were materially burdensome to the issuer, unnecessary to protect and inform public investors, and the proposed modification of the periodic reporting requirements were not inconsistent with the public interest. See, e.g., Comptronix Corporation (available April 4, 1997); First Executive Corporation (available November 14, 1991); F & M Distributors, Inc. (available May 1, 1996); I.C.H. Corporation (available May 10, 1996); Cray Computer Corporation (available May 16, 1996); Focus Surgery, Inc. (available October 3,
1996); Midwest Communications Corporation (available October 30, 1991); Big Sky Transportation Co. (available January 23, 1991); Midway Airlines, Inc. (available April 17, 1991); MMR Holding Corp. (available December 6, 1990); Washington Bancorporation (available October 30, 1990); SPC, Inc. (available September 25, 1990); Selectors, Inc. (available September 19, 1990); TTS, Inc. (available June 4, 1990); Bio-Response, Inc. (available April 2, 1990); American Biomaterials Corp. (available March 3, 1989); Berkey Inc. (available December 21, 1989); Mosely Holding Corp. (available June 9, 1989); Fitzgerald, DeArman & Roberts, Inc. (available December 9, 1988); Argo Petroleum Corporation (available June 15, 1987); Baldwin-United Corporation (available August 7,
1985); Carnegie International Corporation (available July 1, 1983); and American Reserve Corporation (available Dec. 9, 1982).

                  The Company believes that compliance with the reporting requirements of the Exchange Act imposes an unreasonable and significant burden upon the Company. First, the Company is insolvent and does not believe there could be distributions made to its shareholders outside of reaching an agreement for a consensual Plan of Reorganization with its Lenders and Unsecured Creditors. Second, the Company believes that the accounting and legal services required to complete on-going Exchange Act compliance would aggregate in excess $100,000 per annum, an expense the Company's Lenders are presently unwilling to fund in the absence of a consensual Plan of Reorganization to recapitalize the Company. As noted above, the Company's obligation to continue to file periodic reports will present an undue hardship, due to the Company's deteriorating financial condition. The Company estimates that the cost of an audit of its consolidated financial statements for inclusion in the 2000 Form 10-K and subsequent 2001 10-Q's would be substantial and that such cost outweighs any benefits thereof to shareholders and would unnecessarily divert the Company's limited supply of funds, management time and other human resources that otherwise would be available for use by the Company in connection with formulating and implementing its plan of reorganization for the benefit of creditors and other constituent groups. The Company's continued filing of periodic reports would present an undue hardship for the Company, and would make it difficult for the Company to comply with the necessary disclosure requirements. Granting the Company relief would be consistent with the protection of investors, as such relief would assist in preventing the Company from deteriorating more rapidly.

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 8

                  The compilation of financial and non-financial data and the preparation of future periodic reports required under the Exchange Act would require expending additional limited resources contrary to the best interests of the Company's creditors.

                  The Company and Empire Industries, Inc. have filed sworn schedules of their assets and liabilities with the Bankruptcy Court and have filed and will file monthly operating reports with the Bankruptcy Court during the pendency of their case. According to management of the Company and Empire Industries, the information contained in these schedules pursuant to the Bankruptcy Code is sufficient for the protection of investors while the issuer is subject to the jurisdiction of the Bankruptcy Court. Each such report covers the prior month, and is required to be filed within 15 days next following the end of each such relevant month. The information in the report includes the following unaudited items: a balance sheet, an expense sheet, a statement of cash flows, and a statement of wages and taxes paid. The Company proposes to file with the Commission during the pendency of the Bankruptcy Case copies of all of the financial reports previously filed and that are required to be filed by it with the Bankruptcy Court under cover of a Current Report on Form 8-K and thereafter within 15 days next following the date on which such reports are so filed. This modified reporting procedure would replace the Company's filing of Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K pursuant to
Section 13 of the Exchange Act. Additionally, if necessary, the Company can provide unaudited financial statements for the calendar year ending 2000, and the months subsequent thereto as they are prepared and become available during the course of the Bankruptcy Case. The Company believes that no materially useful information would be provided by requiring future audited financial statements and that the expense of production of such statements would reduce the distribution to the Company's unsecured creditors.

                  Finally, we believe that because there is virtually no public trading in the Common Stock, there presently is no expectation of a distribution to stockholders upon confirmation of a plan of reorganization, and extensive information regarding the Company and the status of the bankruptcy case already has been publicly disclosed in the Current Reports on Form 8-K previously filed by the Company with the Commission, in press releases and in prior communications with shareholders, further reporting under Section 13 of the Exchange Act will not serve the disclosure and investor protection purposes underlying the Exchange Act.

C.       CONCLUSION

                  Based upon the foregoing, we respectfully request on behalf of the Company either (i) an order from the Commission pursuant to Section 12(h) of the Exchange Act exempting the Company, during the pendency of its bankruptcy case, from compliance with the periodic reporting requirements of Section 13 and 15(d) of the Exchange Act or (ii) that the Division agree not to recommend enforcement action to the Commission if, during the pendency of the Company's bankruptcy case, it implements the herein described modified reporting procedures in lieu of compliance with Section 13 of the Exchange Act.

Office of the Chief Counsel
Division of Corporation Finance
March 29, 2001
Page 9

                  The undersigned has been advised that the Company acknowledges and understands that any exemptive relief granted or no-action position taken by the Division pursuant to the request made hereby would be based on the representations set forth herein, that any different facts or conditions might require the Division to reach a different conclusion, and that any such relief or position would not constitute a legal conclusion in respect of the questions presented herein but, instead, only would constitute an expression of the Division's position on enforcement with respect thereto.

                  Pursuant to the requirements of Release No. 33-6269, seven additional copies of this letter are enclosed herewith. If the Division is not inclined to respond favorably to the relief requested herein, the undersigned would appreciate the opportunity to discuss with the Division's staff any concerns prior to receipt of a written response. If the Staff has any questions or needs additional information in respect of this no-action request, please do not hesitate to call the undersigned at (561) 650-7928.

                  Kindly acknowledge your receipt hereof by file-stamping the enclosed duplicate and returning it to the undersigned in the self-addressed, postage paid envelope provided for such purpose.

                                                              Very truly yours,

                                                              /s/Morris C. Brown


cc:      Brian K. Gart, Esq.
         Susan Sherrill-Beard, Esq. (SEC-Atlanta Office)
         Board of Empire of Carolina, Inc.